OTHER INVESTMENTS	12 Months Ended
Dec. 31, 2022
Disclosure Of Detailed Information About Other Investments [Abstract]
OTHER INVESTMENTS [Text Block]

4. OTHER INVESTMENTS

		December 31,	December 31,
	Note	2022	2021
Balance at beginning of the year		$11,200	$4,767
Investment in marketable securities, at cost		2,305	3,753
FMV of investments received on asset disposal	10	-	9,851
Disposals		-	(9,288)
Gain (loss) on marketable securities		(3,470)	2,117
Balance at end of the year		10,035	11,200
Less: Current portion		8,647	11,200
Non-current marketable securities		$1,388	$-

The Company holds $9,774 in marketable securities that are classified as Level 1 and $261 in marketable securities that are classified as Level 3 in the fair value hierarchy (Note 22) and are classified as financial assets measured at FVTPL. The fair values of Level 1 marketable securities are determined based on a market approach reflecting the closing price of each particular security at the reporting date. The closing price is a quoted market price obtained from the exchange that is the principal active market for the particular security, being the market with the greatest volume and level of activity for the assets. Marketable securities classified as Level 3 in the fair value hierarchy are share purchase warrants and the fair value of the warrants at each period end has been estimated using the Black-Scholes Option Pricing Model.

During the year ended December 31, 2022, the Company acquired 6,600,000 units of Max Resource Corp ("Max") through a private placement with each unit consisting of one common share and ½ share purchase warrant. At the same time, the Company entered into a collaboration agreement with Max under which acquired shares and warrants of Max have certain transfer restrictions and cannot be liquidated before March 28, 2024. Accordingly, those shares and warrants have been classified as non-current.